RALI Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-QO4

$483,812,000 (Approximate)

 Residential Accredit Loans, Inc.

Depositor

Residential Funding Corporation

Seller and Master Servicer

RBS GREENWICH CAPITAL (GRAPHIC OMITTED)

Underwriter

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Greenwich Capital Markets, Inc. trading desk at (203) 625-6160. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Preliminary Term Sheet Date Prepared: November [ ], 2005

RALI Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-QO4

$483,812,000 (Approximate)

Publicly Offered Certificates
	Principal	WAL (Years)	Payment Window	Certificate	Expected Rating
Class(1,3)	Amount ($)	Call/Mat (2)	(Mths) Call/Mat(2) CallWindow(3)*	Type	S&P / Moody's/Fitch
I-A-1	$143,428,800	Not Marketed Hereby		Floating Rate Super Senior(4)	AAA/ Aaa /AAA
I-A-2	$95,619,200			Floating Rate Mezzanine(4)	AAA/ Aaa /AAA
II-A-1	$290,287,000	4.00 / 4.34	1-124 / 1-478	Floating Rate Super Senior(4)	AAA/ Aaa /AAA
II-A-2	$120,953,000	4.00 / 4.34	1-124 / 1-478	Floating Rate Mezzanine(4)	AAA/ Aaa /AAA
II-A-3	$72,572,000	4.00 / 4.34	1-124 / 1-478	Floating Rate Mezzanine(4)	AAA/ Aaa /AAA
PO(5)	$100	Not Marketed Hereby		Senior PO	AAA/ Aaa /AAA
X(6)	Notional			Senior IO	AAA/ Aaa /AAA
A-R	$100			Senior Residual	AAA/ Aaa /AAA
B1	$22,714,000			Floating Rate Subordinate(4)	AA/Aa2/AA+
B2	$18,330,000			Floating Rate Subordinate(4)	A/A2/A+
B3	$12,751,000			Floating Rate Subordinate(4)	BBB/Baa2/BBB+
B4	$8,368,000	Not Offered Herein		Floating Rate Subordinate(4)	BB/NR/BB
B5	$6,774,000			Floating Rate Subordinate(4)	B/NR/B
B6	$5,182,668			Floating Rate Subordinate(4)	NR/NR
Total	$796,979,668

  Distributions on the Class I-A-1 and Class I-A-2 Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Class A-R, Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class PO Certificates will be derived from the Group 1 and Group 2 Mortgage Loans (together, the "Mortgage Loans").

  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

  The WAL and Payment Window for the Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class II-A-3, Class B-1, Class B-2 and Class B-3 Certificates are shown to the first possible Optional Call Date and to maturity.

  The Certificates will accrue interest at a variable rate (subject to the Net WAC Cap Rate as described herein). The margin on the Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2 and Class II-A-3 Certificates will double and the margin on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be equal to 1.5x the original margin beginning on the second Distribution Date following the Optional Termination Date.

  The Class PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X Certificates, as described herein. The Class PO will not receive interest distributions.

  The Class X Certificates will have a notional balance equal to the aggregate certificate balance of the Certificates on the day immediately prior to such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Net WAC over (ii) the product of (a) the interest accrued on the Certificates (other than the Class X Certificates) during the related accrual for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the Certificates as of the day immediately proceeding such distribution date.

Depositor: Residential Accredit Loans, Inc.

Seller and

Master Servicer: Residential Funding Corporation.

Underwriter: Greenwich Capital Markets, Inc. ("RBS Greenwich Capital")

Trustee: Deutsche Bank Trust Company Americas.

Rating Agencies: Standard and Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") will rate the Offered Certificates.

Certificates: The Class I-A-1 and Class I-A-2 Certificates (collectively the "Group 1 Certificates"), Class II-A-1, Class II-A-2 and Class II-A-3 Certificates (collectively the "Group 2 Certificates", together with the Group 1 Certificates and the Class A-R, Class X and Class PO, the "Senior Certificates"). The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6, (collectively, the "Subordinate Certificates"). The Class II-A-1, Class II-A-2 and Class II-A-3 Certificates are referred to herein as the "Offered Certificates."

Federal Tax Status: The Offered Certificates will be designated as REMIC regular interests for tax purposes.

Registration: The Offered Certificates will be made available in book-entry form through DTC.

Minimum Denominations: $25,000 and integral multiples of $1 in excess thereof; provided that the Certificates must be purchased in minimum total investments of $100,000.

Cut-off Date: The close of business on November 1, 2005.

Expected Pricing Date: On or about November [22], 2005.

Expected Closing Date: On or about November 29, 2005.

Distribution Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2005.

Accrued Interest: The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

The price to be paid by investors for the Class A-R, and Class X Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (28 days).

Interest Accrual Period: The "Interest Accrual Period" for each Distribution Date with respect to the Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class II-A-3 and Subordinate Certificates will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

The interest accrual period for the Class X and Class A-R Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

ERISA Eligibility: The Offered Certificates are expected to be eligible for purchase by employee benefit plans and other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility: The Senior Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will not constitute "mortgage related securities for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the trust and the Certificates at the option of the Master Servicer once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Termination Date").

Pricing Prepayment

Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Final Maturity Date: The Distribution Date occurring in December 2035.

Mortgage Loans: The "Mortgage Loans" consist of payment option adjustable rate, first lien residential mortgage loans with a negative amortization feature and with an aggregate principal balance as of the Cut-off Date of approximately $796,979,968. The "Group 1 Mortgage Loans" adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $263,559,144. The "Group 2 Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with prepayment penalty periods of approximately one year from the date of origination with an aggregate principal balance as of the Cut-off Date of approximately $533,420,824. On or prior to the Closing Date, it is expected that some of the Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust. All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1, 2 or 3 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA") and 12 month LIBOR. After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Available Distribution

Amount: With respect to any Distribution Date, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the master servicer and any sub-servicer:

    The aggregate amount of scheduled payments on the Mortgage Loans, after deduction of the master servicing fees and any sub-servicing fees;
    Unscheduled payments, including mortgagor prepayments in part on the Mortgage Loans, insurance proceeds, liquidation proceeds and subsequent recoveries, and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the preceding calendar month; and
    All advances made for that Distribution Date in respect of the Mortgage Loans.

Credit Enhancement: Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially approximately 9.30% total subordination.

Shifting Interest: Prior to the Distribution Date occurring in December 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods: Unscheduled Principal Payments (%)

December 2005 - November 2015 0% Pro Rata Share

December 2015 - November 2016 30% Pro Rata Share

December 2016 - November 2017 40% Pro Rata Share

December 2017 - November 2018 60% Pro Rata Share

December 2018 - November 2019 80% Pro Rata Share

December 2019 and after 100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of the unscheduled principal payments or (ii) on or after the Distribution Date in December 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of the unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses: Any realized losses on the Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and to the Senior Certificates (other than the Class X Certificates) as follows:

    Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class A-R, Class I-A-1 and Class I-A-2 and the Group 1 component of the Class PO, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class I-A-1 and Class I-A-2 Certificates will be allocated sequentially to the Class I-A-2 and Class I-A-1 Certificates, in that order, until the related class principal balance has been reduced to zero.

    Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class II-A-1, Class II-A-2 and Class II-A-3 and the Group 2 component of the Class PO, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates will be allocated sequentially, first, to the Class II-A-3 Certificates, second, to the Class II-A-2 Certificates, and third, to the Class II-A-1 Certificates until the related class principal balance has been reduced to zero.

Net Mortgage Rate: The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.425%), LPMI fee rate, if any, and the master servicing fee rate.

Net WAC Cap: The "Net WAC Cap" for the Class I-A-1 and Class I-A-2 Certificates (the "Group 1 Net WAC Cap") for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans, adjusted for the related accrual period.

The "Net WAC Cap" for the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates (the "Group 2 Net WAC Cap") for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, adjusted for the related accrual period.

The "Group Subordinate Amount" for either Group 1 or Group 2 and any Distribution Date, the excess, if any, of the sum of the aggregate principal balance of the Mortgage Loans in such Group as of the first day of the prior to such Distribution Date, over the aggregate of the principal balances of the Senior Certificates related to such Group immediately prior to such Distribution Date.

Net Maximum Rate: The "Net Maximum Rate" with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.425%), LPMI fee rate, if any, and the master servicing fee rate.

Net Maximum Rate Cap: The "Net Maximum Rate Cap" for the Subordinate Certificates is equal to the Subordinate Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Carryover Shortfall

Amount: Each of the Offered Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates), and additionally in the case of the Senior Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate: The "Adjusted Cap Rate" for the Class I-A-1 and Class I-A-2 Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The "Adjusted Cap Rate" for the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The "Adjusted Cap Rate" for the Subordinate Certificates and for any Distribution Date equals (x) the Subordinate Net WAC Cap, computed for this purpose by first reducing the Group 1 Net WAC Cap and the Group 2 Net WAC Cap and the by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date.

The "Adjusted Cap Rate" for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related mortgage loan group by a per annum rate equal to the quotient of (a) the Net Deferred Interest on such mortgage loan group for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, and (ii) computing the amount of interest accrued on the certificates (other than the Class X Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Certificates.

Net Deferred Interest : The "Net Deferred Interest" for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

Yield Maintenance

Agreement: On the Closing Date, the Trustee will enter into two "Yield Maintenance Agreements", or "YMA's", with a counterparty (the "Counterparty") for the benefit of the Senior Certificates. The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%. The Yield Maintenance Agreements will terminate after the Distribution Date in June 2016. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Senior Certificates, provided that payments will be allocated pro rata based on amounts due, as applicable.

The Class II-A-1, Class II-A-2 and Class II-A-3 Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	483,812,000.00	N/A	47	209,499,432.02	9.52955	93	85,975,186.64	9.22220
2	473,948,538.38	9.22223	48	205,511,816.96	9.22215	94	84,311,713.78	9.22220
3	466,918,955.67	9.22224	49	201,598,982.75	9.52955	95	82,679,705.38	9.52961
4	459,991,998.83	10.21034	50	197,759,538.15	9.22215	96	81,078,573.36	9.22220
5	453,166,053.49	9.22225	51	193,992,117.67	9.22215	97	79,507,740.53	9.52961
6	446,439,532.20	9.52966	52	190,295,381.14	10.21024	98	77,966,640.46	9.22220
7	439,810,873.95	9.22226	53	186,668,013.21	9.22215	99	76,454,717.21	9.22220
8	433,278,543.70	9.52967	54	183,108,722.89	9.52956	100	74,971,425.18	10.21030
9	426,834,601.01	9.22227	55	179,616,243.12	9.22215	101	73,516,228.90	9.22221
10	420,479,124.37	9.22227	56	176,189,330.30	9.52956	102	72,088,602.85	9.52962
11	414,215,592.39	9.52969	57	172,826,763.88	9.22216	103	70,688,031.26	9.22221
12	408,038,507.91	9.22228	58	169,527,345.92	9.22216	104	69,314,007.98	9.52962
13	401,914,827.29	9.52970	59	166,289,900.71	9.52956	105	67,966,036.21	9.22221
14	395,829,893.90	9.22229	60	163,113,274.28	9.22216	106	66,643,628.43	9.22221
15	389,830,372.90	9.22228	61	159,996,334.07	9.52956	107	65,346,306.15	9.52962
16	383,918,700.70	10.21037	62	156,937,968.52	9.22216	108	64,073,599.79	9.22222
17	378,093,492.05	9.22226	63	153,937,086.64	9.22216	109	62,825,048.48	9.52963
18	372,353,384.85	9.52966	64	150,992,617.70	10.21025	110	61,600,199.93	9.22222
19	366,697,039.71	9.22224	65	148,103,510.79	9.22216	111	60,398,610.27	9.22222
20	361,123,139.56	9.52963	66	145,268,734.48	9.52957	112	59,219,843.84	10.21032
21	355,624,858.69	9.22221	67	142,487,276.48	9.22217	113	58,063,473.13	9.22223
22	350,202,347.11	9.22220	68	139,758,143.25	9.52957	114	56,929,078.54	9.52964
23	344,858,517.85	9.52960	69	137,080,359.67	9.22217	115	55,816,248.29	9.22223
24	339,588,646.40	9.22218	70	134,452,968.72	9.22217	116	54,724,578.25	9.52964
25	334,364,318.31	9.52957	71	131,875,031.09	9.52958	117	53,653,671.81	9.22223
26	329,117,841.27	9.22216	72	129,345,624.91	9.22217	118	52,603,139.75	9.22223
27	323,734,144.39	9.22215	73	126,863,845.41	9.52958	119	51,572,600.05	9.52964
28	318,433,296.63	9.85815	74	124,428,804.58	9.22217	120	50,561,677.85	9.22224
29	313,179,540.88	9.22214	75	122,039,630.89	9.22217	121	49,570,005.22	9.52965
30	307,297,202.67	9.52953	76	119,695,468.97	9.85819	122	48,597,221.09	9.22224
31	300,640,474.24	9.22213	77	117,395,479.33	9.22218	123	47,642,971.12	9.22224
32	294,033,087.19	9.52954	78	115,138,838.03	9.52958	124	46,706,907.55	9.85826
33	287,547,569.61	9.22213	79	112,924,736.42	9.22218	125	45,788,689.08	9.22225
34	281,184,146.65	9.22214	80	110,752,380.85	9.52959	126	44,887,980.79	9.52966
35	274,940,555.46	9.52954	81	108,620,992.41	9.22218	127	44,004,453.98	9.22225
36	268,814,575.11	9.22214	82	106,529,806.62	9.22218
37	262,804,025.85	9.52954	83	104,478,073.20	9.52959
38	256,906,768.36	9.22214	84	102,465,055.78	9.22218
39	251,120,702.93	9.22214	85	100,490,031.66	9.52959
40	245,443,768.81	10.21023	86	98,552,291.55	9.22219
41	239,873,943.45	9.22214	87	96,651,139.32	9.22219
42	234,409,241.80	9.52955	88	94,785,891.78	10.21028
43	229,047,715.61	9.22214	89	92,955,878.38	9.22219
44	223,787,452.79	9.52955	90	91,160,441.06	9.52960
45	218,626,576.67	9.22214	91	89,398,933.95	9.22219
46	213,563,245.43	9.22215	92	87,670,723.18	9.52960

Certificates Priority of

Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

    * The related classes of Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest distributable to the Class X Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the related Class PO Class);

    **

    from the Group 1 Mortgage Loans, first to the Class A-R, second pro rata to the Class I-A-1 and Class I-A-2 Certificates and third to the Group 1 component of the Class PO Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

    from the Group 2 Mortgage Loans, first pro rata to the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates and second to the Group 2 component of the Class PO Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

    to the Class I-A-1 and Class I-A-2 Certificates, and to the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates, based on amounts due, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X Certificates, respectively (after giving effect to any related Net Deferred Interest amount allocated to the Class X Certificates);

    to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

    to the Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X Certificates)

* The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

** Under certain limited circumstances such as when (i) the aggregate principal balance of any of the

Senior Certificates related to each group and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Senior Certificates related to each group and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Groups in case (i) or principal and interest from the other mortgage loan Groups in the case (ii) will be used to make payments on the unrelated Senior Certificates and principal only component, as described in the prospectus.

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Offered Certificates will be equal to 11.00% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

  Assumes One-Year LIBOR and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

Assumes proceeds from the related Yield Maintenance Agreement are included.

.

Yield Tables (%)

Class II-A-1 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.90	5.41	4.00	2.48	1.70
MDUR (yr)	6.03	4.41	3.40	2.22	1.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	164	124	81	57

Class II-A-1 To Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.31	5.81	4.34	2.71	1.85
MDUR (yr)	6.18	4.60	3.59	2.37	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	478	411	327

Class II-A-2 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.90	5.41	4.00	2.48	1.70
MDUR (yr)	6.00	4.40	3.39	2.22	1.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	164	124	81	57

Class II-A-2 To Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.31	5.81	4.34	2.71	1.85
MDUR (yr)	6.16	4.58	3.58	2.36	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	478	411	327

Class II-A-3 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.90	5.41	4.00	2.48	1.70
MDUR (yr)	5.98	4.38	3.38	2.21	1.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	227	164	124	81	57

Class II-A-3 To Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	8.31	5.81	4.34	2.71	1.85
MDUR (yr)	6.13	4.57	3.57	2.36	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	478	411	327

The Mortgage Loans
As of the Cut-off Date
		Minimum	Maximum
Scheduled Principal Balance	$796,979,968	$44,000	$4,400,000
Average Scheduled Principal Balance	$345,611
Number of Mortgage Loans	2,306

Weighted Average Gross Coupon	3.768%	0.990%	9.950%
Weighted Average FICO Score	703	620	820
Weighted Average Combined Original LTV	74.25%	20.00%	95.00%

Weighted Average Original Term	372 months	360 months	480 months
Weighted Average Stated Remaining Term	371 months	353 months	480 months
Weighted Average Seasoning	1 months	0 months	7 months

Weighted Average Gross Margin	3.124%	1.900%	4.325%
Weighted Average Minimum Interest Rate	3.131%	1.900%	4.325%
Weighted Average Maximum Interest Rate	9.953%	8.125%	12.000%
Weighted Average Months to Roll	1 months	1 months	3 months

Maturity Date		Apr 1 2035	Nov 1 2045
Maximum Zip Code Concentration	0.74%	92037

ARM	100.00%	Attached PUD	2.29%
		Condominium High Rise	0.90%
Negam MTA	100.00%	Condominium Low Rise	5.96%
		Condominium Mid Rise	0.29%
Not Interest Only	100.00%	Detached PUD	16.59%
		Single Family	67.84%
Prepay Penalty: N/A	17.81%	Townhouse	0.41%
Prepay Penalty: 12 months	24.60%	Two-Four Family	5.73%
Prepay Penalty: 24 months	0.04%
Prepay Penalty: 36 months	57.55%	Non-owner Occupied	12.47%
		Primary	84.44%
First Lien	100.00%	Second Home	3.10%

Full Documentation	16.30%	Top 5 States:
Reduced Documentation	83.70%	California	63.89%
		Florida	8.98%
Equity Refinance	61.12%	Arizona	4.54%
Purchase	24.94%	Washington	3.07%
Rate/Term Refinance	13.94%	New Jersey	2.73%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	4	180,945.02	0.02%	3.964	359	69.27	700
50,000.01 - 100,000.00	55	4,632,459.36	0.58%	3.856	362	71.79	697
100,000.01 - 150,000.00	193	24,327,661.64	3.05%	4.146	360	73.30	702
150,000.01 - 200,000.00	270	48,148,610.26	6.04%	4.171	362	73.60	696
200,000.01 - 250,000.00	275	62,201,293.78	7.80%	4.029	363	74.85	702
250,000.01 - 300,000.00	313	86,104,729.98	10.80%	3.893	364	75.97	695
300,000.01 - 350,000.00	271	87,924,990.24	11.03%	4.389	368	74.96	696
350,000.01 - 400,000.00	258	97,320,279.33	12.21%	3.956	369	74.97	703
400,000.01 - 450,000.00	177	75,426,097.51	9.46%	3.426	375	75.46	701
450,000.01 - 500,000.00	134	63,677,909.56	7.99%	3.922	371	74.79	712
500,000.01 - 550,000.00	98	51,219,232.52	6.43%	3.558	372	75.89	707
550,000.01 - 600,000.00	82	47,294,692.73	5.93%	3.358	374	75.84	703
600,000.01 - 650,000.00	68	43,126,021.51	5.41%	3.137	374	75.56	722
650,000.01 - 700,000.00	19	12,732,262.68	1.60%	3.246	377	73.00	705
700,000.01 - 750,000.00	10	7,284,267.92	0.91%	2.564	407	74.19	711
750,000.01 - 800,000.00	15	11,677,942.95	1.47%	4.142	375	74.60	710
800,000.01 - 850,000.00	12	9,891,136.65	1.24%	4.108	379	72.45	694
850,000.01 - 900,000.00	9	7,818,297.24	0.98%	2.687	400	69.57	703
900,000.01 - 950,000.00	9	8,370,731.41	1.05%	1.583	414	70.01	698
950,000.01 - 1,000,000.00	12	11,789,131.97	1.48%	2.781	400	70.44	706
1,000,000.01+	22	35,831,273.24	4.50%	3.501	376	61.92	711
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.001 - 0.999	30	9,022,010.00	1.13%	0.990	360	74.84	693
1.000 - 1.499	853	315,386,842.24	39.57%	1.043	381	73.52	704
1.500 - 1.999	138	47,946,040.64	6.02%	1.549	367	75.03	706
2.000 - 2.499	45	16,306,400.00	2.05%	2.021	360	72.83	687
2.500 - 2.999	22	6,508,451.08	0.82%	2.534	382	79.86	716
3.000 - 3.499	1	189,000.00	0.02%	3.000	360	75.00	712
5.000 - 5.499	5	2,908,120.44	0.36%	5.334	357	60.55	725
5.500 - 5.999	80	32,867,991.10	4.12%	5.794	361	71.69	714
6.000 - 6.499	625	213,423,255.19	26.78%	6.190	366	73.48	702
6.500 - 6.999	472	144,124,436.99	18.08%	6.618	363	77.28	701
7.000 - 7.499	30	6,951,854.68	0.87%	7.051	358	76.35	707
7.500 - 7.999	4	1,091,172.82	0.14%	7.752	355	89.41	675
9.500 - 9.999	1	254,392.32	0.03%	9.950	359	66.00	670
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	35	11,536,955.46	1.45%	3.645	359	72.33	622
625-649	238	71,211,243.11	8.94%	3.653	365	73.25	638
650-674	397	132,558,584.90	16.63%	3.787	367	74.84	664
675-699	555	191,886,748.09	24.08%	3.943	370	75.17	687
700+	1,078	389,251,935.94	48.84%	3.703	374	73.85	738
None	3	534,500.00	0.07%	1.557	360	75.22	0
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	78	20,418,145.27	2.56%	4.017	380	41.01	713
50.00- 54.99	57	19,851,302.26	2.49%	3.990	373	52.16	708
55.00- 59.99	68	26,412,576.52	3.31%	3.166	366	56.60	711
60.00- 64.99	98	37,329,179.05	4.68%	3.690	375	61.84	702
65.00- 69.99	152	61,192,538.50	7.68%	3.910	373	66.77	701
70.00- 74.99	257	95,552,694.38	11.99%	3.330	373	71.46	693
75.00- 79.99	449	164,051,940.90	20.58%	3.812	374	76.08	707
80.00	996	337,899,029.29	42.40%	3.663	369	80.00	703
80.01- 84.99	15	3,675,911.65	0.46%	4.228	367	83.32	697
85.00- 89.99	34	7,955,521.99	1.00%	4.876	358	86.11	679
90.00- 94.99	66	13,886,800.20	1.74%	6.523	356	90.22	705
95.00- 99.99	36	8,754,327.49	1.10%	6.278	356	95.00	716
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360.000	2,141	718,818,074.12	90.19%	3.917	359	74.47	702
480.000	165	78,161,893.38	9.81%	2.395	480	72.31	715
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	2,141	718,818,074.12	90.19%	3.917	359	74.47	702
361+	165	78,161,893.38	9.81%	2.395	480	72.31	715
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	80	21,795,855.92	2.73%	4.494	378	73.14	722
20.01 -25.00	97	27,256,098.74	3.42%	3.837	373	73.47	708
25.01 -30.00	231	72,123,925.39	9.05%	3.822	369	72.58	708
30.01 -35.00	433	144,298,804.31	18.11%	3.860	371	74.67	697
35.01 -40.00	822	296,107,125.76	37.15%	3.696	369	74.49	698
40.01 -45.00	498	181,347,331.20	22.75%	3.792	369	74.64	710
45.01 -50.00	68	27,308,405.00	3.43%	3.217	392	75.13	692
50.01 -55.00	45	17,130,935.09	2.15%	3.267	385	74.72	713
55.01 -60.00	3	745,628.49	0.09%	4.766	358	64.13	673
None	29	8,865,857.60	1.11%	4.323	359	67.74	722
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,306	796,979,967.50	100.00%	3.768	371	74.25	703
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	2,306	796,979,967.50	100.00%	3.768	371	74.25	703
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	2,306	796,979,967.50	100.00%	3.768	371	74.25	703
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	432	141,926,970.56	17.81%	4.311	362	76.07	708
Prepay Penalty: 12 months	461	196,067,392.53	24.60%	3.229	380	74.38	710
Prepay Penalty: 24 months	1	292,900.34	0.04%	6.625	359	80.00	647
Prepay Penalty: 36 months	1,412	458,692,704.07	57.55%	3.829	370	73.63	698
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,306	796,979,967.50	100.00%	3.768	371	74.25	703
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	419	129,883,479.21	16.30%	3.846	363	75.90	698
Reduced Documentation	1,887	667,096,488.29	83.70%	3.753	372	73.93	704
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Equity Refinance	1,404	487,105,187.40	61.12%	3.686	372	72.23	700
Purchase	569	198,791,815.12	24.94%	3.919	368	79.10	716
Rate/Term Refinance	333	111,082,964.98	13.94%	3.858	369	74.47	695
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Attached PUD	61	18,215,745.92	2.29%	3.448	365	75.20	701
Condominium High Rise	18	7,138,539.57	0.90%	4.569	359	80.06	705
Condominium Low Rise	173	47,478,568.89	5.96%	3.730	370	76.44	706
Condominium Mid Rise	7	2,324,490.62	0.29%	3.959	359	80.72	744
Detached PUD	331	132,182,248.35	16.59%	3.798	366	75.62	704
Single Family	1,567	540,663,526.26	67.84%	3.732	373	73.59	702
Townhouse	16	3,296,915.17	0.41%	4.095	359	75.55	703
Two-Four Family	133	45,679,932.72	5.73%	4.117	368	74.14	710
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner Occupied	383	99,344,845.15	12.47%	4.145	369	74.42	719
Primary	1,836	672,944,583.32	84.44%	3.722	372	74.10	700
Second Home	87	24,690,539.03	3.10%	3.513	361	77.65	726
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	4	627,790.47	0.08%	4.112	358	82.65	709
Alaska	1	385,259.47	0.05%	6.625	359	75.00	668
Arizona	131	36,153,844.04	4.54%	3.406	362	74.31	699
California	1,264	509,196,431.75	63.89%	3.574	377	73.05	705
Colorado	41	9,984,584.95	1.25%	4.583	358	79.87	712
Connecticut	17	3,762,874.63	0.47%	4.460	359	73.75	668
Delaware	1	173,233.00	0.02%	1.750	359	80.00	702
Florida	251	71,572,013.77	8.98%	4.250	359	76.82	698
Georgia	22	5,900,070.36	0.74%	4.188	359	78.10	705
Hawaii	3	1,428,700.00	0.18%	1.000	360	74.83	742
Idaho	10	2,066,242.78	0.26%	5.065	359	80.91	718
Illinois	20	6,849,161.91	0.86%	3.670	359	71.09	704
Indiana	3	2,210,617.03	0.28%	6.287	359	66.80	707
Iowa	1	204,000.00	0.03%	1.000	360	80.00	692
Kansas	3	470,422.70	0.06%	2.165	359	82.71	694
Kentucky	2	267,466.20	0.03%	5.030	359	79.84	675
Louisiana	3	371,508.21	0.05%	5.460	358	79.66	731
Maryland	15	4,579,496.69	0.57%	4.506	359	76.51	667
Massachusetts	6	1,468,469.51	0.18%	3.754	358	75.61	706
Michigan	47	10,618,477.65	1.33%	3.991	359	77.48	705
Minnesota	20	4,756,383.23	0.60%	3.698	359	77.25	705
Missouri	12	1,967,626.66	0.25%	5.443	358	79.99	694
Montana	2	550,592.86	0.07%	2.186	359	70.95	657
Nebraska	1	116,637.80	0.01%	6.375	359	85.00	647
Nevada	54	14,580,417.97	1.83%	3.519	361	78.31	707
New Hampshire	1	112,620.67	0.01%	6.000	355	46.00	695
New Jersey	67	21,774,049.20	2.73%	4.222	359	78.57	693
New Mexico	3	1,094,387.67	0.14%	6.409	359	77.69	702
New York	26	8,648,220.98	1.09%	5.006	359	73.69	707
North Carolina	12	3,785,843.60	0.48%	3.394	359	72.99	725
North Dakota	1	127,694.97	0.02%	6.375	359	80.00	689
Ohio	12	3,254,223.09	0.41%	1.707	360	65.08	660
Oklahoma	6	956,146.05	0.12%	4.477	357	79.66	741
Oregon	32	8,810,652.81	1.11%	4.751	359	77.36	707
Pennsylvania	7	1,309,695.05	0.16%	6.290	359	75.84	695
Rhode Island	6	1,306,671.33	0.16%	3.538	358	82.27	686
South Carolina	8	2,269,619.05	0.28%	5.176	359	76.04	724
South Dakota	1	600,000.00	0.08%	1.000	360	38.00	683
Tennessee	5	974,825.98	0.12%	2.779	359	81.90	717
Texas	19	4,212,548.81	0.53%	5.299	358	80.41	682
Utah	17	5,117,299.99	0.64%	3.977	383	75.77	722
Virginia	54	17,118,452.76	2.15%	3.969	359	77.01	693
Washington	91	24,430,799.62	3.07%	4.359	364	76.20	706
West Virginia	1	111,169.90	0.01%	6.625	356	90.00	774
Wisconsin	3	702,722.33	0.09%	4.893	358	81.60	668
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	1	425,600.00	0.05%	1.000	360	80.00	757
2.000 - 2.499	33	16,346,246.35	2.05%	2.989	383	71.26	721
2.500 - 2.999	726	261,686,788.14	32.83%	3.577	368	72.15	711
3.000 - 3.499	1,351	457,986,508.88	57.47%	3.792	372	75.26	699
3.500 - 3.999	187	58,198,415.80	7.30%	4.707	367	76.46	699
4.000 - 4.499	8	2,336,408.33	0.29%	2.920	359	78.47	694
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	1	425,600.00	0.05%	1.000	360	80.00	757
2.000 - 2.499	33	16,346,246.35	2.05%	2.989	383	71.26	721
2.500 - 2.999	726	261,686,788.14	32.83%	3.577	368	72.15	711
3.000 - 3.499	1,351	457,986,508.88	57.47%	3.792	372	75.26	699
3.500 - 3.999	187	58,198,415.80	7.30%	4.707	367	76.46	699
4.000 - 4.499	8	2,336,408.33	0.29%	2.920	359	78.47	694
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.000 - 8.499	1	330,000.00	0.04%	1.500	360	76.00	733
8.500 - 8.999	2	879,004.46	0.11%	3.239	359	66.06	738
9.500 - 9.999	2,290	791,358,209.80	99.29%	3.755	371	74.26	703
10.000 -10.499	8	2,160,152.45	0.27%	6.446	359	77.28	725
10.500 -10.999	3	1,228,826.56	0.15%	6.208	357	69.08	642
11.500 -11.999	1	443,939.53	0.06%	5.625	359	74.00	755
12.000 -12.499	1	579,834.70	0.07%	6.625	476	78.00	680
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11/01/05	12	4,167,095.10	0.52%	6.352	359	76.65	705
12/01/05	2,272	783,635,758.49	98.33%	3.774	371	74.21	703
01/01/06	11	4,305,166.58	0.54%	1.844	359	78.40	687
02/01/06	10	4,443,500.00	0.56%	1.900	360	76.21	723
10/30/06	1	428,447.33	0.05%	6.375	358	70.00	682
Total	2,306	796,979,967.50	100.00%	3.768	371	74.25	703

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$263,559,144	$44,000	$650,000
Average Scheduled Principal Balance	$237,869
Number of Mortgage Loans	1,108

Weighted Average Gross Coupon	4.033%	0.990%	9.950%
Weighted Average FICO Score	694	620	820
Weighted Average Combined Original LTV	72.97%	20.00%	95.00%

Weighted Average Original Term	366 months	360 months	480 months
Weighted Average Stated Remaining Term	365 months	354 months	480 months
Weighted Average Seasoning	1 months	0 months	6 months

Weighted Average Gross Margin	3.177%	2.025%	4.325%
Weighted Average Minimum Interest Rate	3.182%	2.025%	4.325%
Weighted Average Maximum Interest Rate	9.950%	8.125%	10.950%
Weighted Average Months to Roll	1 months	1 months	3 months

Maturity Date		May 1 2035	Nov 1 2045
Maximum Zip Code Concentration	0.65%	93535

ARM	100.00%	Attached PUD	2.86%
		Condominium High Rise	0.45%
Negam MTA	100.00%	Condominium Low Rise	8.00%
		Condominium Mid Rise	0.07%
Not Interest Only	100.00%	Detached PUD	11.00%
		Single Family	67.87%
Prepay Penalty: N/A	15.88%	Townhouse	0.57%
Prepay Penalty: 12 months	12.10%	Two-Four Family	9.17%
Prepay Penalty: 24 months	0.11%
Prepay Penalty: 36 months	71.91%	Non-owner Occupied	15.24%
		Primary	82.88%
First Lien	100.00%	Second Home	1.88%

Full Documentation	17.96%	Top 5 States:
Reduced Documentation	82.04%	California	54.42%
		Florida	9.27%
Equity Refinance	80.02%	Arizona	6.70%
Rate/Term Refinance	19.98%	Washington	4.55%
		New Jersey	2.89%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	3	136,133.04	0.05%	3.212	359	62.45	709
50,000.01 - 100,000.00	40	3,405,130.64	1.29%	3.674	363	70.26	692
100,000.01 - 150,000.00	138	17,488,871.10	6.64%	3.726	361	70.31	698
150,000.01 - 200,000.00	206	36,711,466.40	13.93%	3.997	361	71.12	691
200,000.01 - 250,000.00	210	47,379,803.55	17.98%	4.031	364	72.60	697
250,000.01 - 300,000.00	239	65,964,405.43	25.03%	3.779	365	74.22	693
300,000.01 - 350,000.00	214	69,565,111.85	26.39%	4.222	369	73.16	692
350,000.01 - 400,000.00	41	15,051,587.97	5.71%	4.628	367	76.28	684
400,000.01 - 450,000.00	8	3,360,135.67	1.27%	3.803	359	75.94	712
450,000.01 - 500,000.00	6	2,782,497.65	1.06%	4.904	359	69.91	741
500,000.01 - 550,000.00	1	513,244.81	0.19%	6.625	359	70.00	694
550,000.01 - 600,000.00	1	550,755.41	0.21%	6.625	359	74.00	710
600,000.01 - 650,000.00	1	650,000.00	0.25%	1.500	360	69.00	778
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.001 - 0.999	16	3,523,400.00	1.34%	0.990	360	73.32	679
1.000 - 1.499	378	87,815,177.24	33.32%	1.052	369	70.89	691
1.500 - 1.999	78	19,015,065.52	7.21%	1.531	362	76.26	706
2.000 - 2.499	31	7,837,400.00	2.97%	2.016	360	79.51	672
2.500 - 2.999	9	1,641,240.00	0.62%	2.553	370	80.06	698
3.000 - 3.499	1	189,000.00	0.07%	3.000	360	75.00	712
5.000 - 5.499	1	219,475.72	0.08%	5.250	359	55.00	706
5.500 - 5.999	35	8,444,248.23	3.20%	5.809	363	69.42	691
6.000 - 6.499	292	68,804,810.28	26.11%	6.187	364	72.09	693
6.500 - 6.999	245	60,757,408.74	23.05%	6.625	363	75.02	699
7.000 - 7.499	17	3,966,352.65	1.50%	7.051	358	75.53	691
7.500 - 7.999	4	1,091,172.82	0.41%	7.752	355	89.41	675
9.500 - 9.999	1	254,392.32	0.10%	9.950	359	66.00	670
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	22	5,809,547.77	2.20%	2.539	360	73.99	622
625-649	148	33,868,144.01	12.85%	3.694	363	72.39	638
650-674	227	55,837,069.15	21.19%	3.938	364	73.83	664
675-699	266	62,096,605.81	23.56%	4.512	365	74.35	687
700+	445	105,947,776.78	40.20%	3.992	366	71.84	736
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	59	11,657,320.62	4.42%	4.020	376	41.06	711
50.00- 54.99	37	7,979,421.73	3.03%	3.566	368	52.34	696
55.00- 59.99	41	9,171,500.59	3.48%	4.002	379	56.96	713
60.00- 64.99	60	14,154,461.17	5.37%	3.717	368	62.03	696
65.00- 69.99	89	21,864,558.97	8.30%	3.965	363	67.12	691
70.00- 74.99	143	36,033,985.78	13.67%	3.728	365	71.67	688
75.00- 79.99	257	59,958,599.83	22.75%	4.212	363	76.17	695
80.00	359	88,966,484.36	33.76%	3.954	364	80.00	693
80.01- 84.99	12	2,340,423.79	0.89%	3.934	372	83.16	699
85.00- 89.99	31	7,152,725.90	2.71%	4.940	358	86.24	683
90.00- 94.99	18	3,866,574.63	1.47%	6.730	356	90.80	682
95.00- 99.99	2	413,086.15	0.16%	5.769	357	95.00	704
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360.000	1,061	250,691,641.16	95.12%	4.056	359	73.24	693
480.000	47	12,867,502.36	4.88%	3.580	479	67.77	707
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	1,061	250,691,641.16	95.12%	4.056	359	73.24	693
361+	47	12,867,502.36	4.88%	3.580	479	67.77	707
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	52	10,981,752.08	4.17%	4.568	371	72.43	702
20.01 -25.00	47	9,159,915.63	3.48%	3.898	371	70.53	695
25.01 -30.00	128	27,781,218.96	10.54%	4.371	366	72.40	695
30.01 -35.00	217	50,372,927.16	19.11%	4.119	363	73.89	688
35.01 -40.00	377	93,945,109.74	35.64%	3.759	366	73.37	686
40.01 -45.00	227	56,931,625.36	21.60%	4.022	364	73.24	708
45.01 -50.00	23	5,027,989.80	1.91%	4.633	359	72.31	677
50.01 -55.00	17	4,665,987.47	1.77%	4.081	359	70.36	714
55.01 -60.00	2	385,923.40	0.15%	3.616	357	79.17	682
None	18	4,306,693.92	1.63%	5.175	359	63.30	715
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,108	263,559,143.52	100.00%	4.033	365	72.97	694
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	1,108	263,559,143.52	100.00%	4.033	365	72.97	694
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	1,108	263,559,143.52	100.00%	4.033	365	72.97	694
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	176	41,850,729.45	15.88%	4.853	366	74.57	694
Prepay Penalty: 12 months	121	31,893,191.16	12.10%	3.484	364	71.40	700
Prepay Penalty: 24 months	1	292,900.34	0.11%	6.625	359	80.00	647
Prepay Penalty: 36 months	810	189,522,322.57	71.91%	3.940	365	72.87	693
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,108	263,559,143.52	100.00%	4.033	365	72.97	694
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	222	47,343,345.22	17.96%	3.730	362	75.25	691
Reduced Documentation	886	216,215,798.30	82.04%	4.099	365	72.47	695
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Equity Refinance	880	210,912,798.98	80.02%	3.988	365	72.33	694
Rate/Term Refinance	228	52,646,344.54	19.98%	4.214	363	75.57	693
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Attached PUD	32	7,548,772.01	2.86%	3.597	373	74.24	694
Condominium High Rise	5	1,191,171.08	0.45%	2.042	360	79.08	695
Condominium Low Rise	93	21,086,889.04	8.00%	3.981	365	75.11	693
Condominium Mid Rise	1	184,000.00	0.07%	1.750	360	80.00	669
Detached PUD	118	28,991,316.93	11.00%	4.030	359	75.32	688
Single Family	771	178,878,466.42	67.87%	4.026	365	72.49	693
Townhouse	10	1,510,391.14	0.57%	3.437	359	76.47	712
Two-Four Family	78	24,168,136.90	9.17%	4.422	368	70.89	706
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner Occupied	184	40,158,686.35	15.24%	4.402	366	71.25	713
Primary	905	218,448,169.37	82.88%	3.993	365	73.23	690
Second Home	19	4,952,287.80	1.88%	2.795	359	75.55	708
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	4	627,790.47	0.24%	4.112	358	82.65	709
Alaska	1	385,259.47	0.15%	6.625	359	75.00	668
Arizona	85	17,649,634.08	6.70%	3.435	359	73.55	695
California	530	143,431,903.80	54.42%	4.037	370	70.70	695
Colorado	21	4,171,230.80	1.58%	4.429	358	78.10	694
Connecticut	15	3,103,752.89	1.18%	4.106	359	72.18	668
Delaware	1	173,233.00	0.07%	1.750	359	80.00	702
Florida	122	24,431,944.04	9.27%	4.031	359	75.43	685
Georgia	10	1,668,569.32	0.63%	2.985	359	76.41	697
Hawaii	2	783,700.00	0.30%	1.000	360	74.69	735
Idaho	6	1,272,345.98	0.48%	3.926	359	81.47	708
Illinois	13	3,192,923.64	1.21%	3.809	359	72.62	694
Indiana	2	264,574.61	0.10%	6.557	359	80.00	720
Iowa	1	204,000.00	0.08%	1.000	360	80.00	692
Kentucky	2	267,466.20	0.10%	5.030	359	79.84	675
Louisiana	2	209,223.87	0.08%	4.653	357	79.39	768
Maryland	7	1,330,560.81	0.50%	4.949	359	76.15	672
Massachusetts	4	901,089.47	0.34%	2.584	360	72.85	704
Michigan	31	5,780,451.57	2.19%	4.034	359	78.96	684
Minnesota	14	2,562,360.60	0.97%	3.515	359	78.23	687
Missouri	10	1,605,236.43	0.61%	5.809	358	79.99	688
Montana	1	130,592.86	0.05%	6.000	354	74.00	707
Nevada	28	6,862,893.87	2.60%	3.567	359	76.92	702
New Hampshire	1	112,620.67	0.04%	6.000	355	46.00	695
New Jersey	29	7,603,684.63	2.89%	4.851	359	77.28	682
New Mexico	1	187,064.32	0.07%	6.375	359	80.00	735
New York	16	5,399,200.44	2.05%	5.169	359	74.18	715
North Carolina	1	280,000.00	0.11%	1.000	360	80.00	673
North Dakota	1	127,694.97	0.05%	6.375	359	80.00	689
Ohio	10	1,203,473.09	0.46%	2.672	359	78.28	699
Oklahoma	4	384,957.80	0.15%	5.098	357	81.75	711
Oregon	17	3,476,938.68	1.32%	4.212	359	76.97	698
Pennsylvania	6	1,044,365.23	0.40%	6.174	359	72.25	681
Rhode Island	4	874,518.73	0.33%	4.190	358	81.63	675
South Carolina	4	818,443.20	0.31%	3.727	360	78.28	681
Tennessee	3	421,980.81	0.16%	2.428	359	80.00	749
Texas	6	1,174,349.79	0.45%	3.112	360	77.70	660
Utah	7	1,317,959.06	0.50%	3.289	359	79.00	732
Virginia	26	5,696,842.92	2.16%	3.574	359	74.71	686
Washington	58	11,996,589.07	4.55%	4.342	361	73.80	700
Wisconsin	2	427,722.33	0.16%	6.592	357	82.64	683
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	9	1,926,010.69	0.73%	3.736	368	73.67	709
2.500 - 2.999	338	78,255,337.66	29.69%	3.796	364	69.40	700
3.000 - 3.499	662	158,550,989.96	60.16%	3.947	366	74.28	691
3.500 - 3.999	95	23,568,422.46	8.94%	5.471	364	75.66	694
4.000 - 4.499	4	1,258,382.75	0.48%	3.154	359	78.74	687
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	9	1,926,010.69	0.73%	3.736	368	73.67	709
2.500 - 2.999	338	78,255,337.66	29.69%	3.796	364	69.40	700
3.000 - 3.499	662	158,550,989.96	60.16%	3.947	366	74.28	691
3.500 - 3.999	95	23,568,422.46	8.94%	5.471	364	75.66	694
4.000 - 4.499	4	1,258,382.75	0.48%	3.154	359	78.74	687
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.000 - 8.499	1	330,000.00	0.13%	1.500	360	76.00	733
9.500 - 9.999	1,102	262,008,089.25	99.41%	4.025	365	72.97	694
10.000 -10.499	4	1,091,364.07	0.41%	6.353	359	75.22	711
10.500 -10.999	1	129,690.20	0.05%	6.250	359	52.00	667
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11/01/05	7	2,487,081.88	0.94%	6.526	359	74.38	710
12/01/05	1,096	259,777,686.95	98.57%	4.020	365	72.93	694
01/01/06	3	814,374.69	0.31%	1.750	359	79.63	679
02/01/06	2	480,000.00	0.18%	1.750	360	80.00	668
Total	1,108	263,559,143.52	100.00%	4.033	365	72.97	694

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$533,420,824	$44,812	$4,400,000
Average Scheduled Principal Balance	$445,259
Number of Mortgage Loans	1,198

Weighted Average Gross Coupon	3.637%	0.990%	7.375%
Weighted Average FICO Score	708	620	813
Weighted Average Combined Original LTV	74.89%	28.00%	95.00%

Weighted Average Original Term	375 months	360 months	480 months
Weighted Average Stated Remaining Term	374 months	353 months	480 months
Weighted Average Seasoning	1 months	0 months	7 months

Weighted Average Gross Margin	3.098%	1.900%	4.325%
Weighted Average Minimum Interest Rate	3.105%	1.900%	4.325%
Weighted Average Maximum Interest Rate	9.955%	8.500%	12.000%
Weighted Average Months to Roll	1 months	1 months	3 months

Maturity Date		Apr 1 2035	Nov 1 2045
Maximum Zip Code Concentration	1.11%	92037

ARM	100.00%	Attached PUD	2.00%
		Condominium High Rise	1.11%
Negam MTA	100.00%	Condominium Low Rise	4.95%
		Condominium Mid Rise	0.40%
Not Interest Only	100.00%	Detached PUD	19.35%
		Single Family	67.82%
Prepay Penalty: N/A	18.76%	Townhouse	0.33%
Prepay Penalty: 12 months	30.78%	Two-Four Family	4.03%
Prepay Penalty: 36 months	50.46%
		Non-owner Occupied	11.10%
First Lien	100.00%	Primary	85.20%
		Second Home	3.70%
Full Documentation	15.47%
Reduced Documentation	84.53%	Top 5 States:
		California	68.57%
Equity Refinance	51.78%	Florida	8.84%
Purchase	37.27%	Arizona	3.47%
Rate/Term Refinance	10.96%	New Jersey	2.66%
		Washington	2.33%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	44,811.98	0.01%	6.250	357	90.00	672
50,000.01 - 100,000.00	15	1,227,328.72	0.23%	4.362	358	76.04	709
100,000.01 - 150,000.00	55	6,838,790.54	1.28%	5.219	358	80.96	711
150,000.01 - 200,000.00	64	11,437,143.86	2.14%	4.730	362	81.57	713
200,000.01 - 250,000.00	65	14,821,490.23	2.78%	4.022	362	82.02	716
250,000.01 - 300,000.00	74	20,140,324.55	3.78%	4.267	362	81.67	704
300,000.01 - 350,000.00	57	18,359,878.39	3.44%	5.023	363	81.81	712
350,000.01 - 400,000.00	217	82,268,691.36	15.42%	3.833	369	74.73	707
400,000.01 - 450,000.00	169	72,065,961.84	13.51%	3.408	376	75.44	700
450,000.01 - 500,000.00	128	60,895,411.91	11.42%	3.877	372	75.01	710
500,000.01 - 550,000.00	97	50,705,987.71	9.51%	3.527	373	75.95	707
550,000.01 - 600,000.00	81	46,743,937.32	8.76%	3.320	374	75.86	702
600,000.01 - 650,000.00	67	42,476,021.51	7.96%	3.162	374	75.66	722
650,000.01 - 700,000.00	19	12,732,262.68	2.39%	3.246	377	73.00	705
700,000.01 - 750,000.00	10	7,284,267.92	1.37%	2.564	407	74.19	711
750,000.01 - 800,000.00	15	11,677,942.95	2.19%	4.142	375	74.60	710
800,000.01 - 850,000.00	12	9,891,136.65	1.85%	4.108	379	72.45	694
850,000.01 - 900,000.00	9	7,818,297.24	1.47%	2.687	400	69.57	703
900,000.01 - 950,000.00	9	8,370,731.41	1.57%	1.583	414	70.01	698
950,000.01 - 1,000,000.00	12	11,789,131.97	2.21%	2.781	400	70.44	706
1,000,000.01+	22	35,831,273.24	6.72%	3.501	376	61.92	711
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.001 - 0.999	14	5,498,610.00	1.03%	0.990	360	75.82	703
1.000 - 1.499	475	227,571,665.00	42.66%	1.040	385	74.53	709
1.500 - 1.999	60	28,930,975.12	5.42%	1.561	370	74.22	705
2.000 - 2.499	14	8,469,000.00	1.59%	2.026	360	66.64	701
2.500 - 2.999	13	4,867,211.08	0.91%	2.527	386	79.80	722
5.000 - 5.499	4	2,688,644.72	0.50%	5.340	356	61.01	726
5.500 - 5.999	45	24,423,742.87	4.58%	5.789	360	72.47	722
6.000 - 6.499	333	144,618,444.91	27.11%	6.191	367	74.14	706
6.500 - 6.999	227	83,367,028.25	15.63%	6.612	362	78.92	703
7.000 - 7.499	13	2,985,502.03	0.56%	7.050	358	77.45	729
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	13	5,727,407.69	1.07%	4.767	359	70.65	622
625-649	90	37,343,099.10	7.00%	3.616	367	74.03	638
650-674	170	76,721,515.75	14.38%	3.677	370	75.57	665
675-699	289	129,790,142.28	24.33%	3.670	372	75.56	688
700+	633	283,304,159.16	53.11%	3.595	377	74.59	739
None	3	534,500.00	0.10%	1.557	360	75.22	0
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	19	8,760,824.65	1.64%	4.012	384	40.93	715
50.00- 54.99	20	11,871,880.53	2.23%	4.275	376	52.04	715
55.00- 59.99	27	17,241,075.93	3.23%	2.721	360	56.41	710
60.00- 64.99	38	23,174,717.88	4.34%	3.673	380	61.72	706
65.00- 69.99	63	39,327,979.53	7.37%	3.879	379	66.58	706
70.00- 74.99	114	59,518,708.60	11.16%	3.090	377	71.34	697
75.00- 79.99	192	104,093,341.07	19.51%	3.581	380	76.03	714
80.00	637	248,932,544.93	46.67%	3.559	371	80.00	707
80.01- 84.99	3	1,335,487.86	0.25%	4.742	358	83.60	695
85.00- 89.99	3	802,796.09	0.15%	4.312	359	85.00	646
90.00- 94.99	48	10,020,225.57	1.88%	6.443	357	90.00	714
95.00- 99.99	34	8,341,241.34	1.56%	6.303	356	95.00	716
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360.000	1,080	468,126,432.96	87.76%	3.843	359	75.12	706
480.000	118	65,294,391.02	12.24%	2.161	480	73.20	716
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	1,080	468,126,432.96	87.76%	3.843	359	75.12	706
361+	118	65,294,391.02	12.24%	2.161	480	73.20	716
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	28	10,814,103.84	2.03%	4.419	385	73.87	742
20.01 -25.00	50	18,096,183.11	3.39%	3.806	374	74.95	714
25.01 -30.00	103	44,342,706.43	8.31%	3.478	371	72.68	717
30.01 -35.00	216	93,925,877.15	17.61%	3.721	376	75.09	703
35.01 -40.00	445	202,162,016.02	37.90%	3.667	371	75.01	704
40.01 -45.00	271	124,415,705.84	23.32%	3.687	371	75.28	711
45.01 -50.00	45	22,280,415.20	4.18%	2.898	399	75.76	695
50.01 -55.00	28	12,464,947.62	2.34%	2.963	394	76.35	713
55.01 -60.00	1	359,705.09	0.07%	6.000	358	48.00	663
None	11	4,559,163.68	0.85%	3.518	359	71.94	730
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,198	533,420,823.98	100.00%	3.637	374	74.89	708
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	1,198	533,420,823.98	100.00%	3.637	374	74.89	708
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	1,198	533,420,823.98	100.00%	3.637	374	74.89	708
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	256	100,076,241.11	18.76%	4.085	360	76.70	714
Prepay Penalty: 12 months	340	164,174,201.37	30.78%	3.179	383	74.96	712
Prepay Penalty: 36 months	602	269,170,381.50	50.46%	3.750	373	74.17	702
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,198	533,420,823.98	100.00%	3.637	374	74.89	708
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	197	82,540,133.99	15.47%	3.912	363	76.28	702
Reduced Documentation	1,001	450,880,689.99	84.53%	3.587	376	74.63	709
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Equity Refinance	524	276,192,388.42	51.78%	3.455	378	72.16	704
Purchase	569	198,791,815.12	37.27%	3.919	368	79.10	716
Rate/Term Refinance	105	58,436,620.44	10.96%	3.538	374	73.48	697
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Attached PUD	29	10,666,973.91	2.00%	3.343	359	75.88	705
Condominium High Rise	13	5,947,368.49	1.11%	5.075	359	80.25	707
Condominium Low Rise	80	26,391,679.85	4.95%	3.530	374	77.51	716
Condominium Mid Rise	6	2,140,490.62	0.40%	4.148	359	80.78	751
Detached PUD	213	103,190,931.42	19.35%	3.733	368	75.71	708
Single Family	796	361,785,059.84	67.82%	3.586	377	74.14	706
Townhouse	6	1,786,524.03	0.33%	4.652	359	74.77	696
Two-Four Family	55	21,511,795.82	4.03%	3.775	368	77.79	714
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner Occupied	199	59,186,158.80	11.10%	3.970	370	76.58	723
Primary	931	454,496,413.95	85.20%	3.591	375	74.52	705
Second Home	68	19,738,251.23	3.70%	3.693	362	78.17	731
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	46	18,504,209.96	3.47%	3.378	365	75.04	703
California	734	365,764,527.95	68.57%	3.392	380	73.98	708
Colorado	20	5,813,354.15	1.09%	4.694	358	81.14	724
Connecticut	2	659,121.74	0.12%	6.125	357	81.15	668
Florida	129	47,140,069.73	8.84%	4.364	359	77.54	706
Georgia	12	4,231,501.04	0.79%	4.662	358	78.76	708
Hawaii	1	645,000.00	0.12%	1.000	360	75.00	750
Idaho	4	793,896.80	0.15%	6.891	359	80.00	734
Illinois	7	3,656,238.27	0.69%	3.549	359	69.77	712
Indiana	1	1,946,042.42	0.36%	6.250	359	65.00	705
Kansas	3	470,422.70	0.09%	2.165	359	82.71	694
Louisiana	1	162,284.34	0.03%	6.500	359	80.00	684
Maryland	8	3,248,935.88	0.61%	4.324	359	76.66	665
Massachusetts	2	567,380.04	0.11%	5.614	355	80.00	708
Michigan	16	4,838,026.08	0.91%	3.940	359	75.71	731
Minnesota	6	2,194,022.63	0.41%	3.912	358	76.11	726
Missouri	2	362,390.23	0.07%	3.819	359	80.00	723
Montana	1	420,000.00	0.08%	1.000	360	70.00	642
Nebraska	1	116,637.80	0.02%	6.375	359	85.00	647
Nevada	26	7,717,524.10	1.45%	3.477	363	79.54	711
New Jersey	38	14,170,364.57	2.66%	3.884	359	79.26	698
New Mexico	2	907,323.35	0.17%	6.416	359	77.22	696
New York	10	3,249,020.54	0.61%	4.735	359	72.89	695
North Carolina	11	3,505,843.60	0.66%	3.586	358	72.43	729
Ohio	2	2,050,750.00	0.38%	1.140	360	57.34	637
Oklahoma	2	571,188.25	0.11%	4.059	357	78.26	761
Oregon	15	5,333,714.13	1.00%	5.102	359	77.62	713
Pennsylvania	1	265,329.82	0.05%	6.750	357	90.00	748
Rhode Island	2	432,152.60	0.08%	2.217	359	83.56	709
South Carolina	4	1,451,175.85	0.27%	5.994	359	74.78	748
South Dakota	1	600,000.00	0.11%	1.000	360	38.00	683
Tennessee	2	552,845.17	0.10%	3.048	359	83.34	693
Texas	13	3,038,199.02	0.57%	6.144	358	81.46	690
Utah	10	3,799,340.93	0.71%	4.215	391	74.65	718
Virginia	28	11,421,609.84	2.14%	4.165	359	78.17	697
Washington	33	12,434,210.55	2.33%	4.375	368	78.51	713
West Virginia	1	111,169.90	0.02%	6.625	356	90.00	774
Wisconsin	1	275,000.00	0.05%	2.250	360	80.00	644
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	1	425,600.00	0.08%	1.000	360	80.00	757
2.000 - 2.499	24	14,420,235.66	2.70%	2.889	385	70.94	723
2.500 - 2.999	388	183,431,450.48	34.39%	3.484	371	73.32	715
3.000 - 3.499	689	299,435,518.92	56.13%	3.711	376	75.77	703
3.500 - 3.999	92	34,629,993.34	6.49%	4.187	368	77.01	703
4.000 - 4.499	4	1,078,025.58	0.20%	2.648	359	78.16	703
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	1	425,600.00	0.08%	1.000	360	80.00	757
2.000 - 2.499	24	14,420,235.66	2.70%	2.889	385	70.94	723
2.500 - 2.999	388	183,431,450.48	34.39%	3.484	371	73.32	715
3.000 - 3.499	689	299,435,518.92	56.13%	3.711	376	75.77	703
3.500 - 3.999	92	34,629,993.34	6.49%	4.187	368	77.01	703
4.000 - 4.499	4	1,078,025.58	0.20%	2.648	359	78.16	703
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
8.500 - 8.999	2	879,004.46	0.16%	3.239	359	66.06	738
9.500 - 9.999	1,188	529,350,120.55	99.24%	3.622	374	74.90	708
10.000 -10.499	4	1,068,788.38	0.20%	6.542	359	79.39	739
10.500 -10.999	2	1,099,136.36	0.21%	6.203	357	71.10	639
11.500 -11.999	1	443,939.53	0.08%	5.625	359	74.00	755
12.000 -12.499	1	579,834.70	0.11%	6.625	476	78.00	680
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11/01/05	5	1,680,013.22	0.31%	6.094	359	80.00	698
12/01/05	1,176	523,858,071.54	98.21%	3.652	374	74.85	708
01/01/06	8	3,490,791.89	0.65%	1.865	359	78.11	689
02/01/06	8	3,963,500.00	0.74%	1.918	360	75.75	730
10/30/06	1	428,447.33	0.08%	6.375	358	70.00	682
Total	1,198	533,420,823.98	100.00%	3.637	374	74.89	708